UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      September 29, 2011

XCEL BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-31553	76-0307819
(Commission File Number)	(IRS Employer Identification No.)

475 10th Avenue, 4th Floor, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(347) 727-2474

(Registrant’s Telephone Number, Including Area Code)

NetFabric Holdings, Inc.

117 Randolph Avenue,

Jersey City, New Jersey 07305

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A has not been updated to reflect other events concerning our business or financial condition occurring after the subsequent filing date of this Current Report on Form 8-K/A or to modify or update these disclosures by subsequent events.

Explanatory Note

This amendment on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K for XCel Brands, Inc., as initially filed with the Securities and Exchange Commission (the “Commission”) on October 5, 2011, as amended on December 15, 2011 and January 12, 2012. The purpose of this Amendment is to re-file Exhibit 10.5 with certain additional exhibits attached thereto pursuant to the request of the Commission.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.5	Second Amended and Restated Agreement and Consent to Assignment by and among QVC, Inc., IM Brands, LLC, IM Ready-Made, LLC, XCel Brands, Inc. and Isaac Mizrahi, dated September 28, 2011 *

*       Portions of this exhibit have been omitted pursuant to a Request for Confidential Treatment and filed separately with the Commission. Such portions are designated “***” or “[***]”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2012	XCEL BRANDS, INC.

	By:	/s/ James F. Haran
James F. Haran
Chief Financial Officer